UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2012

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	223536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202 Newtown, Pennsylvania		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

Not Applicable
(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 5, 2012, the Board of Directors of EPAM Systems, Inc. (the “Company”) approved annual grants in the amount of 3,546 restricted shares to each of the non-employee directors Robert E. Segert and Ronald P. Vargo under the Company’s Non-Employee Directors Compensation Plan (the “Plan”).  Consistent with the terms of the Plan, the number of restricted shares granted to each of the non-employee directors was determined by dividing $75,000 by the closing price of a share of the Company’s common stock on the day prior to the date of grant, rounded to the nearest whole share.   This grant is consistent with the spirit of the previously approved Non-Employee Director Compensation Policy which authorized annual equity grants to each of the non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAM SYSTEMS, INC.

Date:	April 10, 2012	By:	/s/ Ginger Mosier
			Name:	Ginger Mosier
			Title:	Vice President, General Counsel and Corporate Secretary